UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05597
Morgan Stanley Municipal Income Opportunities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: May 31, 2010
Date of reporting period: November 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended November 30, 2009

Market Conditions

The municipal bond market continued to perform strongly during the six-month period, supported by robust demand for municipal bonds and ongoing improvement in both credit conditions and the economy. Investors continued to seek higher yields by investing in lower-quality, riskier bonds, which led the high-yield segment of the municipal market to outperform the investment-grade sector, although both posted solid gains for the period. For the six-month period ended November 30, 2009, the high-yield municipal bond market gained 11.81 percent, as measured by the Barclays Capital High Yield Municipal Bond Index (the “Index”), with credit spreads tightening back toward long-term averages, while investment grade municipals (as measured by the Barclays Capital Municipal Bond Index) gained 4.75 percent. Over the course of the period, the yield spread between these two indexes contracted from 506 basis points to 394 basis points. Although yields declined across the municipal yield curve, the long end of the curve declined more so than the front end and therefore, longer maturity issues outperformed.

With regard to municipal bond market sectors, the largest sectors within the Index were industrial development revenue/pollution control revenue (IDR/PCR), hospitals and special tax districts. For the six-month period, the IDR/PCR sector (i.e., corporate-backed bonds) outpaced the Index with a 14.05 percent return. The hospital sector also outperformed the Index, returning 12.62 percent, while the special tax district sector lagged slightly with a return of 11.30 percent.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $65 billion year-to-date as of November 30, 2009. Total new issue supply year-to-date through November 30 was $373 billion, a one percent increase over the same period in 2008. As a result, issuance of tax-exempt paper year-to-date through November totaled $298 billion, approximately eight percent lower than for the same period in 2008.

Performance Analysis

For the six-month period ended November 30, 2009, the net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust (OIA) increased from $5.90 to $6.52 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.21 per share, the Fund’s total NAV return was 14.38 percent. OIA’s value on the New York Stock Exchange (NYSE) moved from $5.67 to $6.28 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was 14.64 percent. OIA’s NYSE market price was at a 3.68 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for December 2009 were unchanged at $0.035 per share. The dividend reflects the current level of the Fund’s net investment income. OIA’s level of undistributed net investment income was $0.052 per share on November 30, 2009 versus $0.034 per share six months earlier.1

The Fund’s positioning in several areas contributed to its strong performance for the reporting period. The Fund continued to emphasize high-yield bonds, which represented approximately two-thirds of portfolio assets. This was additive to returns as the high-yield segment outperformed higher-quality, investment-grade issues. A focus on the long end of the municipal yield curve was also advantageous. With regard to sectors, an emphasis on the health care sector, including both life care and hospital bonds, helped boost returns. Additionally, an overweight in the housing sector contributed to performance.

Other positions, however, were less advantageous. The Fund had a limited exposure to the airline sector, which held back returns as this was one of the better performing sectors, returning roughly 12.3 percent for the six-month period. Holdings of pre-refunded bonds also dampened performance somewhat. These are high-quality securities with shorter maturities and therefore, did not benefit from either the credit spread tightening that occurred during the period or the outperformance of the long end of the municipal yield curve. Finally, an underweight in the IDR/PCR sector held back returns as these credits continued to perform well as spreads tightened.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 11/30/09
Life Care	23.6%
Special Tax Districts	16.3
Hospital	13.8
IDR/PCR*	12.7
Tobacco	4.6

LONG-TERM CREDIT ANALYSIS as of 11/30/09
Aaa/AAA	6.3%
Aa/AA	5.7
A/A	3.9
Baa/BBB	11.6
Ba/BB or Less	8.3

Non-Rated	64.5

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 11/30/09
Florida	16.1%
Illinois	8.1
Texas	7.9
Pennsylvania	6.6
Missouri	6.2
New Jersey	5.2
New York	4.7
California	4.5
Colorado	4.4
Arizona	3.0
Ohio	2.9
New Hampshire	2.8
Massachusetts	2.7
Hawaii	2.2
Tennessee	2.1
Michigan	1.9
Virginia	1.8
Washington	1.8
Nevada	1.7
South Carolina	1.6
Maryland	1.5
Iowa	1.5
Minnesota	1.4
Georgia	1.4
Louisiana	1.3
North Dakota	1.2
Oklahoma	0.9
Utah	0.8
Alabama	0.7
Connecticut	0.7
District of Columbia	0.6
Idaho	0.6
Kansas	0.6
West Virginia	0.6
Wisconsin	0.5
Mississippi	0.3
North Carolina	0.2
Indiana	0.2

Total Long-Term Investments	103.2
Short-Term Investment	0.6
Liability for Floating Rate Note and Dealer Trusts Obligations	(5.6)
Other Assets in Excess of Liabilities	1.8

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments and long-term credit analysis are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

*	Industrial Development/Pollution control

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (103.2%)
	Alabama (0.7%)
$1,000	Colbert County-Northwest Alabama Health Care Authority, Helen Keller Hospital Ser 2003	5.75%	06/01/27	$949,280

	Arizona (3.0%)
1,550	Navajo County Pollution Control Corp., Ser B	5.50	06/01/34	1,617,347
1,225	Pima County Industrial Development Authority, Constelllation Schools Ser 2008	7.00	01/01/38	1,063,178
800	Pima County Industrial Development Authority, Water & Wastewater Global Water Resources LLC Ser 2007 (AMT)	6.55	12/01/37	745,344
400	Pinal County Electrical District #4, Electric System Ser 2008	6.00	12/01/38	394,056

				3,819,925

	California (4.5%)
1,760	California County Tobacco Securitization Agency, Gold County Settlement Funding Corp. Ser 2006 (a)	0.00	06/01/33	215,899
335	California Municipal Finance Authority Educational Facility, High Tech High-Media Arts Ser 2008 A (b)	5.875	07/01/28	284,723
1,000	California Statewide Communities Development Authority, California Baptist Universty, Ser 2007 A	5.50	11/01/38	760,250
400	California Statewide Communities Development Authority, Thomas Jefferson School of Law Ser 2008 A (b)	7.25	10/01/38	403,964
990	Daly City Housing Development Finance Agency, Franciscan Mobile Home Park Third Tier Refg Ser 2007 C	6.50	12/15/47	825,739
3,000	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2007 A-1	5.125	06/01/47	1,949,400
530	Quechan Indian Tribe of Fort Yuma, Indian Reservation Ser 2008	7.00	12/01/27	431,055
1,000	Santa Ana Unified School District, Unified School District Community Facilities, District # 2004-1, California, Central Park Ser 2005	5.10	09/01/35	701,970
13,000	Silicon Valley Tobacco Securitization Authority, Santa Clara Tobacco Securitization Corp. Ser 2007 C (a)	0.00	06/01/56	140,270

				5,713,270

	Colorado (4.4%)
1,000	Colorado Health Facilities Authority, Christian Living Communities Ser 2006 A	5.75	01/01/37	762,940
500	Colorado Health Facilities Authority, Christian Living Communities Ser 2009 A	9.00	01/01/34	538,545
270	Colorado Housing & Finance Authority, 1998 Ser D-2 (AMT)	6.35	11/01/29	282,166
1,000	Copperleaf Metropolitan District #2, Ser 2006	5.95	12/01/36	660,920

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$2,000	Elk Valley Public Improvement Corporation, Ser 2001 A	7.35%	09/01/31	$1,816,980
2,000	Northwest Metropolitan District #3, Ser 2005	6.25	12/01/35	1,499,920

				5,561,471

	Connecticut (0.7%)
1,970	Standard Life – Legend Canadian Equity Pool, Ser 2006 A	5.125	10/01/36	930,569

	District of Columbia (0.6%)
540	District of Columbia, Refg Ser 2009 B (c)	5.00	12/01/25	593,790
220	Metropolitan Washington Airports Authority, District of Columbia & Virginia, CaterAir International Corp. Ser 1991 (AMT) (d)	10.125	09/01/11	216,979

				810,769

	Florida (16.1%)
500	Alachua County Florida Industrial Development Revenue, North Florida Retirement Village Ser 2007	5.25	11/15/17	473,350
1,845	Beacon Lakes, Community Development District, Ser 2003 A	6.90	05/01/35	1,717,990
935	Bellalago Educational Facilities Benefits District, Bellalago Charter School Ser 2004 B	5.80	05/01/34	710,020
640	Brevard County Health Facilities Authority, Buena Vida Estates, Inc. Ser 2007	6.75	01/01/37	556,608
800	County of Alachua Industrial Development, North Florida Retirement Village Ser 2007	5.875	11/15/36	647,720
2,960	County of Broward Professional Sports Facilities, Civic Arena Refg Ser 2006 B (CR) (FSA & AMBAC Insd) (c)	5.00	09/01/23	3,099,165
1,930	County of Escambia, Pensacola Care Development Centers Ser 1989 (e)	10.25	07/01/11	1,933,783
450	County of Escambia, Pensacola Care Development Centers Ser 1989 A (e)	10.25	07/01/11	450,882
980	Fiddlers Creek Community Development District #1 Ser 2005 (f)	6.00	05/01/38	532,650
500	Fountainbleau Lakes Community Development District Ser 2007 B	6.00	05/01/15	274,105
750	Grand Bay at Doral Community Development District Ser 2007 A	6.00	05/01/39	388,425
1,000	Lee County Industrial Development Authority, Ser 2007 A	5.375	06/15/37	714,750
490	Miami Beach Health Facilities Authority, Mount Sinai Medical Center Refg Ser 2004	6.75	11/15/21	494,052
1,000	Midtown Miami Community Development District, Parking Garage Ser 2004 A	6.25	05/01/37	833,860
500	Orange County Health Facilities Authority, Orlando Lutheran Towers Inc. Ser 2005	5.70	07/01/26	418,675
2,000	Orange County Health Facilities Authority, Orlando Lutheran Towers Inc. Ser 2007	5.50	07/01/32	1,547,960
1,000	Orange County Health Facilities Authority, Westminister Community Care Services, Inc. Ser 1999	6.75	04/01/34	936,070
600	Pinellas County Health Facilities Authority, Oaks of Clearwater Ser 2004	6.25	06/01/34	604,206

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$950	Renaissance Commons Community Development District, 2005 Ser A	5.60%	05/01/36	$668,515
2,860	South Miami Health Facilities Authority, Baptist Health South Florida Obligated Ser 2007 (c)	5.00	08/15/32	2,769,338
500	Split Pine Community Development District, Ser 2007 A	5.25	05/01/39	305,205
600	Tolomato Community Development District, Special Assessment Ser 2007	6.55	05/01/27	492,708

				20,570,037

	Georgia (1.4%)
2,000	City of Atlanta, Eastside Ser 2005 B	5.60	01/01/30	1,756,900

	Hawaii (2.2%)
400	Hawaii State Department of Budget & Finance, 15 Craigside Project Ser 2009 A	8.75	11/15/29	426,812
1,000	Hawaii State Department of Budget & Finance, Kahala Nui Ser 2003 A	8.00	11/15/33	1,071,080
1,220	State of Hawaii, Ser 2008 DK (c)	5.00	05/01/23	1,346,633

				2,844,525

	Idaho (0.6%)
945	Idaho Health Facilities Authority, Valley Vista Care Corp Refg Ser 2007 (e)	6.125	11/15/27	809,761

	Illinois (8.1%)
750	Bolingbrook, Will & Dupage Counties Special Service Area #2005-1 Ser 2005	5.90	03/01/27	575,033
2,000	City of Chicago, Lake Shore East Ser 2002	6.75	12/01/32	1,814,520
1,000	City of United City of Yorkville, Cannonball/Beecher Road Ser 2007	5.75	03/01/28	821,380
500	Hampshire Special Service Area #18 Ser 2007 A	6.00	03/01/44	372,555
1,000	Illinois Finance Authority, Elmhurst Memorial Healthcare Ser 2008 A	5.625	01/01/37	924,940
1,000	Illinois Finance Authority, Landing at Plymouth Place Ser 2005 A	6.00	05/15/37	789,030
1,000	Illinois Finance Authority, Luther Oaks Ser 2006 A	6.00	08/15/39	797,640
1,650	Illinois Finance Authority, Montgomery Place Ser 2006 A	5.75	05/15/38	1,328,547
1,200	Illinois State Toll Highway Authority, 2008 Ser B (c)	5.50	01/01/33	1,277,196
725	Lincolnshire Special Service Area No. 1, Sedgebrook Ser 2004	6.25	03/01/34	565,159
1,000	Village of Bolingbrook, Sales Tax Ser 2005	6.25	01/01/24	489,700
650	Will-Kankakee Regional Development Authority, Senior Estates Supportive Living Ser 2007 (AMT)	7.00	12/01/42	549,458

				10,305,158

	Indiana (0.2%)
285	County of St Joseph, Holy Cross Village at Notre Dame Ser 2006 A	6.00	05/15/26	250,572

	Iowa (1.5%)
1,000	Iowa Finance Authority, Bethany Life Communities Refg Ser 2006 A	5.55	11/01/41	727,540
750	Iowa Finance Authority Health Care Facilities, Madrid Homes Ser 2007	5.90	11/15/37	591,593

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$785	Jefferson County Iowa Hospital Revenue, Jefferson County Hospital Project Ser C	5.95%	08/01/37	$628,549

				1,947,682

	Kansas (0.6%)
900	City of Olathe, Catholic Care Ser 2006 A	6.00	11/15/38	739,503

	Louisiana (1.3%)
794	Lakeshore Villages Master Community Development District, Special Assessment Ser 2007	5.25	07/01/17	654,677
600	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Refg Ser 2007 (b)	6.375	12/01/34	510,438
500	Parish of St John Baptist, Marathon Oil Corp. Ser 2007 A	5.125	06/01/37	438,995

				1,604,110

	Maryland (1.5%)
1,000	Marlyland Economic Development Corp., Chesapeake Bay Conference Center Ser 2006 A	5.00	12/01/31	603,110
750	Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community Ser 2007 A	5.30	01/01/37	518,295
800	Maryland Health & Higher Educational Facilities Authority, Washington Christian Academy Ser 2006	5.50	07/01/38	407,024
500	Maryland Industrial Development Financing Authority, Our Lady of Good Counsel High School Ser 2005 A	6.00	05/01/35	439,360

				1,967,789

	Massachusetts (2.7%)
425	Massachusetts Development Finance Agency, Linden Ponds, Inc. Facility Ser 2007 A	5.75	11/15/42	294,274
1,500	Massachusetts Development Finance Agency, Loomis Communities Ser 1999 A	5.75	07/01/23	1,403,250
1,455	Massachusetts Development Finance Agency, New England Center for Children Ser 1998	5.875	11/01/18	1,360,643
400	Massachusetts Development Finance Agency, The Groves in Lincoln Facility Ser 2009 B-2	7.75	06/01/39	391,168

				3,449,335

	Michigan (1.9%)
500	Dearborn Economic Development Corp., Henry Ford Village, Inc. Refg Ser 2008	7.00	11/15/28	456,580
400	Michigan Strategic Fund, Limited Obligation Revenue Ser 2003 A-1 (AMT)	6.75	12/01/28	425,608
2,000	Michigan Tobacco Settlement Finance Authority Ser 2007 A	6.00	06/01/48	1,528,140

				2,410,328

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Minnesota (1.4%)
$450	City of Brooklyn Park, Prairie Seeds Academy Ser 2009 A	9.25%	03/01/39		$494,906
600	City of Minneapolis Health Care System, Fairview Health Services Ser 2008 A	6.75	11/15/32		668,640
750	City of North Oaks, Presbyterian Homes of North Oaks Ser 2007	6.125	10/01/39		685,590

					1,849,136

	Mississippi (0.3%)
400	Mississippi Business Finance Corp., System Energy Resources, Inc. Ser 1998	5.875	04/01/22		397,676

	Missouri (6.2%)
750	Branson Hills Infrastructure Facilities Community Improvement District, Ser 2007 A	5.50	04/01/27		630,015
500	Branson Regional Airport Transportation Development District Ser 2007 B (AMT)	6.00	07/01/37		321,555
2,000	City of Des Peres, West County Center Ser 2002	5.75	04/15/20		1,855,140
3,850	City of Fenton, Gravois Bluffs Redevelopment Ser 2001 A	7.00	10/01/11	(h)	4,305,070
250	St Louis County Industrial Development Authority, Ranken-Jordan Refg Ser 2007	5.00	11/15/22		206,730
750	St Louis County Industrial Development Authority, St Andrews Resources for Seniors Ser 2007 A	6.375	12/01/41		619,350

					7,937,860

	Nevada (1.7%)
450	City of Henderson, Local Improvement District #T-18 Ser 2006 (b)	5.30	09/01/35		179,987
600	City of Sparks, Local Improvement District #3 Ser 2008	6.50	09/01/20		576,198
1,000	Director of the State of Nevada, Department of Business & Industry, Las Vegas Monorail 2nd Tier Ser 2000 (g)	7.375	01/01/40		8,500
500	Las Vegas Redevelopment Agency Ser 2009 A	8.00	06/15/30		560,245
1,050	Mesquite Special Improvement District No 07-01, Local Improvement- Anthem at Mesquite Ser 2007	6.00	08/01/23		854,626

					2,179,556

	New Hampshire (2.8%)
400	New Hampshire Business Finance Authority, Huggins Hopsital Ser 2009	6.875	10/01/39		392,984
5,355	New Hampshire Housing Finance Authority, Single Family Residential 1983 Ser B (a)	0.00	01/01/15		3,171,338

					3,564,322

	New Jersey (5.2%)
1,000	New Jersey Economic Development Authority, Franciscan Oaks Ser 1997	5.70	10/01/17		991,950
730	New Jersey Economic Development Authority, Lions Gate Ser 2005 A	5.875	01/01/37		573,473
700	New Jersey Economic Development Authority, Seashore Gardens Living Center Ser 2006	5.375	11/01/36		527,527

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,000	New Jersey Economic Development Authority, The Presbyterian Home at Montgomery Ser 2001 A	6.375%	11/01/31	$862,000
2,000	New Jersey Economic Development Authority, United Methodist Homes of New Jersey Ser 1998	5.125	07/01/25	1,678,940
2,000	New Jersey Health Care Facilities Financing Authority, Raritan Bay Medical Center Ser 1994 (e)	7.25	07/01/27	1,809,020
275	Tobacco Settlement Financing Corp., Ser 2007-1 A	4.625	06/01/26	224,483

				6,667,393

	New York (4.7%)
3,000	Brookhaven Industrial Development Agency, Woodcrest Estates Ser 1998 A (AMT)	6.375	12/01/37	2,451,300
625	Nassau County Industrial Development Agency, Continuing Care Retirement Community Revenue, Amsterdam at Harborside Project Ser 2007 A	6.50	01/01/27	580,594
1,500	New York City Industrial Development Agency, 7 World Trade Center LLC Ser 2005 A	6.50	03/01/35	1,403,115
500	New York City Industrial Development Agency, Polytechnic University Refg Ser 2007 (ACA Insd)	5.25	11/01/37	430,805
1,000	New York Liberty Development Corp., National Sports Museum, Ser 2006 A (b)(i)	6.125	02/15/19	10
1,500	Suffolk County Industrial Development Agency, Medford Hamlet Ser 2006 (AMT)	6.375	01/01/39	1,162,065

				6,027,889

	North Carolina (0.2%)
400	North Carolina Medical Care Commission Health Care Facilities, Pennybyrn at Maryfield Ser 2005 A	6.125	10/01/35	292,820

	North Dakota (1.2%)
1,500	City of Grand Forks, Valley Square Ser 2006	5.30	12/01/34	1,081,005
500	County of Ward, Trinity Ser 2006	5.125	07/01/29	470,245

				1,551,250

	Ohio (2.9%)
1,900	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Ser 2007 A-2	5.875	06/01/30	1,600,218
600	City of Centerville Health Care, Bethany Lutheran Village Ser 2007 A	6.00	11/01/38	506,544
850	County of Cuyahoga Health Care & Independent Living Facilities, Eliza Jennings Senior Care Ser 2007 A	5.75	05/15/27	711,186
450	County of Tuscarawas Hospital Facilities, The Twin City Hospital Ser 2007	6.35	11/01/37	396,900
400	Ohio Air Quality Development Authority, Pollution Control-Firstenergy Ser 2009	5.625	06/01/18	426,672

				3,641,520

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Oklahoma (0.9%)
$650	Chickasawa Nation Health Systems Ser 2007 (b)	6.25%	12/01/32		$640,647
500	Citizen Potawatomi Nation, Ser 2004 A	6.50	09/01/16		487,025

					1,127,672

	Pennsylvania (6.6%)
2,000	Allegheny County Hospital Development Authority, West Penn Allegheny Health Ser 2007 A	5.375	11/15/40		1,427,480
1,500	Bucks County Industrial Development Authority, Ann’s Choice Ser 2005 A	6.125	01/01/25		1,340,295
1,000	Chester County Health & Education Facilities Authority, Jenner’s Pond Inc. Ser 2002	7.625	07/01/12	(h)	1,178,820
750	Harrisburg Authority, Harrisburg University of Science & Technology Ser 2007 B	6.00	09/01/36		669,682
1,000	Montgomery County Industrial Development Authority, Whitemarsh Community Ser 2005	6.25	02/01/35		705,890
1,000	Pennsylvania Economic Development Financing Authority, Reliant Energy, Inc. Ser 2001 A (AMT)	6.75	12/01/36		989,950
1,230	Pennsylvania Intergovernmental Cooperative Authority, Philadelphia Funding Project Ser 2009 (c)	5.00	06/15/21		1,349,667
995	Washington County Redevelopment Authority, Victory Centre/Tanger Outlet Redevelopment Authority Ser 2006 A	5.45	07/01/35		746,688

					8,408,472

	South Carolina (1.6%)
1,250	City of Myrtle Beach Tax Increment, Myrtle Beach Air Force Base Ser 2006 A	5.30	10/01/35		801,687
300	County of Georgetown, Environment Improvement Revenue, International Paper Co. Ser 2000 A	5.95	03/15/14		311,799
750	South Carolina Jobs-Economic Development Authority, Wesley Commons Ser 2006	5.30	10/01/36		549,450
625	South Carolina Jobs-Economic Development Authority, Woodlands at Furman Ser 2007 A	6.00	11/15/37		439,644

					2,102,580

	Tennessee (2.1%)
800	Johnson City Health & Educational Facilities Board, Mountain States Health Alliance Ser 2006 A	5.50	07/01/31		790,992
500	Shelby County Health, Educational & Housing Facilities Board, Trezevant Manor Ser 2006 A	5.75	09/01/37		424,955
750	Shelby County Health, Educational & Housing Facilities Board, Village at Germantown Ser 2003 A	7.25	12/01/34		697,567

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$475	Shelby County Health, Educational & Housing Facilities Board, Village at Germantown Ser 2006	6.25%	12/01/34	$394,768
400	Trenton Health & Educational Facilities Board, Ser 2009	9.25	04/01/39	412,296

				2,720,578

	Texas (7.9%)
500	Alliance Airport Authority, Federal Express Corp. Refg Ser 2006 (AMT)	4.85	04/01/21	478,590
2,000	Austin Convention Enterprises, Inc., Convention Center Hotel Ser 2006 B (b)	5.75	01/01/34	1,532,760
400	Brazos River Harbor Navigation District, The Dow Chemical Project Ser 2002 A #4 (AMT)	5.95	05/15/33	395,008
1,000	Decatur Hospital Authority, Wise Regional Health Ser 2004 A	7.125	09/01/34	972,470
1,250	HFDC Central Texas, Inc., Legacy at Willow Bend, Ser 2006 A	5.75	11/01/36	972,100
400	HFDC of Central Texas, Inc., (Series A)	7.75	11/15/44	390,344
425	Houston Airport System Special Facilities, Continental Airlines, Inc. Ser 2001 E (AMT)	6.75	07/01/21	387,107
425	Houston Airport System Special Facilities, Continental Airlines, Inc. Ser 2001 E (AMT)	6.75	07/01/29	375,126
1,000	Lubbock Health Facilities Development Corp., Carillon Ser 2005 A	6.50	07/01/26	893,720
450	Tarrant County Cultural Education Facilities Finance Corp., Northwest Senior Housing Corp. – Edgemere Ser 2006 A	6.00	11/15/36	388,499
3,305	Texas Department of Housing & Community Affairs, Ser 2007 B (AMT) (c)	5.15	09/01/27	3,358,846

				10,144,570

	Utah (0.8%)
1,000	County of Emery Environmental Improvement, Pacificorp Ser 1996 (AMT)	6.15	09/01/30	981,060

	Virginia (1.8%)
2,000	Peninsula Ports Authority of Virginia, Baptist Homes Ser 2006 C	5.40	12/01/33	1,222,220
700	Peninsula Town Center Community Development Authority Ser 2007	6.45	09/01/37	581,651
500	Virginia Small Business Financing Authority, Hampton Ser 2009	9.00	07/01/39	516,655

				2,320,526

	Washington (1.8%)
400	King County Public Hospital District No. 4, Snoqualime Valley Hospital Ser 2009	7.25	12/01/38	411,952
650	Port of Seattle Industrial Development Corp., Northwest Airlines, Inc. Ser 2001 (AMT)	7.25	04/01/30	574,164
500	Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Ser 2008	7.375	03/01/38	549,700
1,000	Washington Housing Finance Commission, Skyline at First Hill Ser 2007 A	5.625	01/01/38	741,970

				2,277,786

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Portfolio of Investments - November 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	West Virginia (0.6%)
$825	West Virginia Hospital Finance Authority, Thomas Health System, Inc. Ser 2008	6.50%		10/01/38	$736,898

	Wisconsin (0.5%)
600	Wisconsin Health & Educational Facilities Authority, ProHealth Care, Inc. Ser 2009	6.375		02/15/29	650,100

	Total Tax-Exempt Municipal Bonds (Cost $151,034,237)				132,020,648

	Short-Term Tax-Exempt Municipal Bonds (0.6%)
	Colorado (0.3%)
300	Colorado Educational & Cultural Facilities Authority (Demand 12/01/09)	0.24	(j)	02/01/35	300,000

	Minnesota (0.3%)
400	Minneapolis & St. Paul Housing & Redevelopment Authority, Allina Health Systems, Ser B-1 (Demand 12/01/09)	0.26	(j)	11/15/35	400,000

	Total Short-Term Tax-Exempt Municipal Bonds (Cost $700,000)				700,000

	Total Investments (Cost $151,734,237) (k)(l)			103.8%	132,720,648

	Other Assets in Excess of Liabilities			1.8	2,346,166

	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held
	Notes with interest rates ranging from 0.27% to 0.32% at November 30, 2009 and contractual maturities of collateral ranging from 06/15/21 to 01/01/33 (See Note 1D) (m)			(5.6)	(7,161,000)

	Net Assets			100.0%	$127,905,814

AMT	Alternative Minimum Tax.
CR	Custodial Receipts.
(a)	Capital appreciation bond.
(b)	Resale is restricted to qualified institutional investors.
(c)	Underlying security related to inverse floater entered into by the Fund (See Note 1D).
(d)	Joint exemption.
(e)	Illiquid security.
(f)	Illiquid security. Resale is restricted to qualified institutional investors.
(g)	Illiquid security. Security in default.
(h)	Prefunded to call date shown.
(i)	Non-income producing security; Bond in default.
(j)	Current coupon of variable rate demand obligation.
(k)	Securities have been designated as collateral in connection with inverse floating rate municipal obligations.
(l)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,144,573 and the aggregate gross unrealized depreciation is $22,158,162 resulting in net unrealized depreciation of $19,013,589.
(m)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at November 30, 2009.

Bond Insurance:
ACA	ACA Financial Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
FSA	Financial Security Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Financial Statements

Statement of Assets and Liabilities
November 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $151,734,237)	$132,720,648
Cash	89,625
Receivable for:
Interest	2,698,318
Investments sold	111,227
Prepaid expenses and other assets	12,097

Total Assets	135,631,915

Liabilities:
Floating rate note and dealer trusts obligations	7,161,000
Payable for:
Investments purchased	393,767
Investment advisory fee	54,428
Administration fee	8,708
Transfer agent fee	1,343
Accrued expenses and other payables	106,855

Total Liabilities	7,726,101

Net Assets	$127,905,814

Composition of Net Assets:
Paid-in-capital	$169,657,267
Net unrealized depreciation	(19,013,589)
Accumulated undistributed net investment income	1,014,281
Accumulated net realized loss	(23,752,145)

Net Assets	$127,905,814

Net Asset Value Per Share 19,620,474 shares outstanding (unlimited shares authorized of $.01 par value)	$6.52

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Financial Statements continued

Statement of Operations
For the six months ended November 30, 2009 (unaudited)

Net Investment Income:
Interest Income	$4,941,078

Expenses
Investment advisory fee	304,144
Administration fee	48,663
Interest and residual trust expenses	30,917
Professional fees	29,798
Shareholder reports and notices	21,262
Listing fees	9,463
Transfer agent fees and expenses	6,891
Trustees’ fees and expenses	4,797
Custodian fees	2,744
Other	10,514

Total Expenses	469,193

Net Investment Income	4,471,885

Realized and Unrealized Gain (Loss):
Net Realized Loss	(685,429)
Net Change in Unrealized Appreciation/Depreciation	12,456,247

Net Gain	11,770,818

Net Increase	$16,242,703

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	NOVEMBER 30, 2009	MAY 31, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,471,885	$8,830,285
Net realized loss	(685,429)	(4,298,657)
Net change in unrealized appreciation/depreciation	12,456,247	(24,456,017)

Net Increase (Decrease)	16,242,703	(19,924,389)

Dividends to shareholders from net investment income	(4,120,301)	(9,086,766)
Decrease from transactions in shares of beneficial interest	—	(165,626)

Net Increase (Decrease)	12,122,402	(29,176,781)
Net Assets:
Beginning of period	115,783,412	144,960,193

End of Period (Including accumulated undistributed net investment income of $1,014,281 and $662,697, respectively)	$127,905,814	$115,783,412

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Municipal Income Opportunities Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Fund that the Board approve, among other things, a new investment advisory agreement with an affiliate of Invesco. If approved by the Fund’s Board, the new agreement would be submitted to the Fund’s shareholders for their approval.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and ask price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to represent the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

securities and are included in interest income. Interest income is accrued daily except where collection is not expected.

C. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest income” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At November 30, 2009, the Fund’s investments with a value of $13,794,635 are held by the Dealer Trusts and serve as collateral for the $7,161,000 in floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at November 30, 2009 are presented in the Portfolio of Investments.

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

E. Interest Rate Swaps — Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended May 31, 2009, remains subject to examination by taxing authorities.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through January 22, 2010, the date of issuance of these financial statements.
2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT NOVEMBER 30, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets:
Tax-Exempt Municipal Bonds	$132,020,648	—	$132,020,648	—
Short-Term Tax-Exempt Municipal Bonds	700,000	—	700,000	—

Total	$132,720,648	—	$132,720,648	—

3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures  To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no futures transactions for the six months ended November 30, 2009.

Interest Rate Swaps  The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

There were no transactions in interest rate swaps for the six months ended November 30, 2009.
4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund’s average weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2009 aggregated $6,158,388 and $5,475,188, respectively.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended November 30, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $3,001. At November 30, 2009, the Fund had an accrued pension liability of $59,392, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

6. Dividends
The Fund declared the following dividends from net investment income subsequent to November 30, 2009.

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE
December 8, 2009	$0.035	December 18, 2009	December 24, 2009
7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, May 31, 2008	19,649,675	$196,496	$173,556,456
Shares repurchased (weighted average discount 13.98%)+	(29,201)	(292)	(165,334)
Reclassification due to permanent book/tax differences	—	—	(3,930,059)

Balance, May 31, 2009	19,620,474	196,204	169,461,063
Shares repurchased	—	—	—

Balance, November 30, 2009	19,620,474	$196,204	$169,461,063

The Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares purchased.
8. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the six months ended November 30, 2009, the Fund did not have an expense offset.
9. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
10. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which

Morgan Stanley Municipal Income Opportunities Trust
Notes to Financial Statements - November 30, 2009 (unaudited) continued

exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of May 31, 2009, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and book amortization of discounts on debt securities.
11. Accounting Pronouncement
In June 2009, the Financial Accounting Standards Board issued new guidance related to Transfers and Servicing. The new guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The new guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009 and earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date. The impact of this new guidance on the Fund’s financial statements, if any, is currently being assessed.

Morgan Stanley Municipal Income Opportunities Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED	FOR THE YEAR ENDED MAY 31,
	NOVEMBER 30, 2009	2009		2008		2007	2006	2005
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$5.90	$7.38		$8.28		$8.02	$8.00	$7.67

Income (loss) from investment operations:
Net investment income(1)	0.23	0.45		0.46		0.48	0.54	0.53
Net realized and unrealized gain (loss)	0.60	(1.46)		(0.87)		0.32	0.01	0.29

Total income (loss) from investment operations	0.83	(1.01)		(0.41)		0.80	0.55	0.82

Less dividends from net investment income	(0.21)	(0.47)		(0.49)		(0.54)	(0.53)	(0.50)

Anti-dilutive effect of acquiring treasury shares(1)	—	0.00	(2)	0.00	(2)	—	—	0.01

Net asset value, end of period	$6.52	$5.90		$7.38		$8.28	$8.02	$8.00

Market value, end of period	$6.28	$5.67		$7.87		$9.68	$8.76	$7.97

Total Return(3)	14.64%(7)	(22.15)%		(13.65)%		16.99%	17.04%	20.12%
Ratios to Average Net Assets:
Total expenses (before expense offset)	0.77%(8)	0.89	%(4)	0.95	%(4)(5)	0.80%(5)	0.71%	0.83%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.72%(8)	0.73	%(4)	0.72	%(4)(5)	0.72%(5)	0.71%	0.83%
Net investment income	7.33%(8)	7.25%		5.89%		5.88%	6.78%	6.76%
Rebate from Morgan Stanley affiliate	—	0.00	%(6)	0.00	%(6)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$127,906	$115,783		$144,960		$163,002	$157,928	$157,594
Portfolio turnover rate	4%(7)	15%		35%		26%	19%	12%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Includes anti-dilutive effect of acquiring treasury shares of less than $0.005.
(3)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Does not reflect the effect of expense offset of 0.01%.
(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
Shareholder Voting Results (unaudited)

On December 11, 2009, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees:

	Number of Shares
	For	Withheld	Abstain
Kathleen A. Dennis	17,593,641	754,645	0
Manuel H. Johnson	17,581,703	766,583	0
Joseph J. Kearns	17,571,830	776,456	0
Fergus Reid	17,378,780	969,506	0

Morgan Stanley Municipal Income Opportunities Trust
Revised Investment Policies (unaudited)

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Swaps  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap

Morgan Stanley Municipal Income Opportunities Trust
Revised Investment Policies (unaudited) continued

agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Inverse Floaters.  Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse Floating Rate Municipal Obligations.  The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating

Morgan Stanley Municipal Income Opportunities Trust
Revised Investment Policies (unaudited) continued

rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Morgan Stanley Municipal Income Opportunities Trust
Portfolio Management (unaudited)

As of the date of this report, the Fund is managed by members of the Morgan Stanley Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are William D. Black, Mark Paris, James D. Phillips and Robert J. Stryker, each an Executive Director of the Investment Adviser.

Mr. Black has been associated with the Investment Adviser in an investment management capacity since 1998 and began managing the Fund in December 2009. Mr. Paris has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Fund in December 2009. Mr. Phillips has been associated with the Investment Adviser in an investment management capacity since 1991 and began managing the Fund in December 2009. Mr. Stryker has been associated with the Investment Adviser in an investment management capacity since 1994 and began managing the Fund in September 2007.

Morgan Stanley Municipal Income Opportunities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Municipal Income Opportunities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Municipal Income Opportunities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit our Sharing Of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (888) 421-4015 Monday-Friday between 9 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in

Morgan Stanley Municipal Income Opportunities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Municipal Income Opportunities Trust
NYSE : OIA

Semiannual
Report

November 30, 2009

OIASAN
IU10-00101P-Y11/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Municipal Income Opportunities Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
January 21, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
January 21, 2010
/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 21, 2010

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